ANNUAL SUPPLEMENT
Page 53 is to be filed only
once each year at the end of
Registrant?s fiscal year.

105.	Fidelity bond(s) in
effect at the end of the
period:

	A.	?	Insurer
Name:  ICI Mutual Insurance
Co.

	B.	?	Second
Insurer:

	C.	?	Aggregate
face amount of coverage for
Registrant on all bonds on
which
			it is named
as an insured ($000?s
omitted) 		$50,000

106.	A.	?	Is the bond
part of a joint fidelity
bond(s)
shared with other investment
companies
			or other
entities? 		Y

	Y/N

	B.	?	If the
answer to 106A is ?Y? (Yes),
how
many other investment
companies or other
			entities are
covered by the bond?
	64
			NOTE:  Count
each series as a
separate investment company.

107.	A.	?	Does the
mandatory coverage of the
fidelity bond have a
deductible?		N

	Y/N

	B.	?	If the
answer to 107A is ?Y? (Yes),
what
is the amount of the
deductible?		$______

108.	A.	?	Were any
claims with respect to this
Registrant filed under the
bond during
			the period?
	N

	Y/N

	B.	?	If the
answer to 108A is ?Y? (Yes),
what
was the total amount of such
claim(s)?		$______

109.	A.	?	Were any
losses incurred with respect
to this Registrant that could
have been filed
			as a claim
under the fidelity bond but
were not?		N

	Y/N

	B.	?	If the
answer to sub-item 109A is ?Y?
(Yes), what was the total
amount of such
			losses?
($000?s omitted)
	$______

110.	A.	?	Are
Registrant?s officers and
directors
covered as officers and
directors of
			Registrant
under any errors and
omissions insurance policy
owned by the Registrant
			or anyone
else?		Y

	Y/N

	B.	?	Were any
claims filed under such policy
during the period with respect
to
			Registrant?
	N

	Y/N

Exhibit 77Q-1

PAINEWEBBER RMA MONEY FUND,
INC.




A Maryland Corporation




BY-LAWS






As Restated
May 13, 1998




TABLE OF CONTENTS
Page
ARTICLE I	NAME OF
CORPORATION, LOCATION OF
OFFICES
	      AND SEAL	4
	Section 1.01.  Name:
	4
	Section 1.02.  Principal
Offices:	4
	Section 1.03.  Seal
	4
ARTICLE II	STOCKHOLDERS
	4
	Section 2.01.  Annual
Meetings:	4
	Section 2.02.  Special
Meetings:	4
	Section 2.03.  Place of
Meetings:	4
	Section 2.04.  Notice of
Meetings:	5
	Section 2.05.  Voting -
In General:	5
	Section 2.06.
Stockholders Entitled to Vote:
	5
	Section 2.07.  Voting -
Proxies:	5
	Section 2.08.  Quorum:
	6
	Section 2.09.  Absence
of Quorum:	6
	Section 2.10.  Stock
Ledger and List of
Stockholders:	6
	Section 2.11.  Action
Without Meeting:	6
ARTICLE III	BOARD OF DIRECTORS
	7
	Section 3.01.  Number
and Term of Office:	7
	Section 3.02.
Qualification of Directors:
	7
	Section 3.03.  Election
of Directors:	7
	Section 3.04.  Removal
of Directors:	7
	Section 3.05.  Vacancies
and Newly Created
Directorships:	7
	Section 3.06.  General
Powers:	8
	Section 3.07.  Power to
Issue and Sell Stock:	8
	Section 3.08.  Power to
Declare Dividends:	8
	Section 3.09.  Annual
and Regular Meetings:	8
	Section 3.10.  Special
Meetings:	9
	Section 3.11.  Notice:
	9
	Section 3.12.  Waiver of
Notice:	9
	Section 3.13.  Quorum
and Voting:	9
	Section 3.14.
Compensation:	9
	Section 3.15.  Action
Without a Meeting:	9

Page
ARTICLE IV	EXECUTIVE
COMMITTEE
AND OTHER COMMITTEES	10
	Section 4.01.  How
Constituted:	10
	Section 4.02.  Powers of
the Executive Committee:
	10
	Section 4.03.  Powers of
Other Committees of the Board
of Directors:	10
	Section 4.04.
Proceedings, Quorum and Manner
of Acting:	10
	Section 4.05.  Other
Committees:	10

ARTICLE V	OFFICERS	10
	Section 5.01.  Officers:
	10
	Section 5.02.  Election,
Term of Office and
Qualifications:	11
	Section 5.03.
Resignation:	11
	Section 5.04.  Removal:
	11
	Section 5.05.  Vacancies
and Newly Created Offices:
	11
	Section 5.06.  Chairman
of the Board:	11
	Section 5.07.
President:	11
	Section 5.08.  Vice
President:	12
	Section 5.09.  Treasurer
and Assistant Treasurers:
	12
	Section 5.10.  Secretary
and Assistant Secretaries:
	12
	Section 5.11.
Subordinate Officers:	12
	Section 5.12.
Remuneration:	13
	Section 5.13.  Surety
Bonds:	13
ARTICLE VI	CUSTODY OF
SECURITIES	13
	Section 6.01.
Employment of a Custodian:
	13
	Section 6.02.  Action
Upon Termination of Custodian
Agreement:	13
	Section 6.03.
Provisions of Custodian
Contract:	13
	Section 6.04.  Other
Arrangements:	12
ARTICLE VII	EXECUTION OF
INSTRUMENTS, VOTING OF
SECURITIES	14
	Section 7.01.  General:
	14
	Section 7.02.  Checks,
Notes, Drafts, Etc.:	14
	Section 7.03.  Voting of
Securities:	14
ARTICLE VIII	CAPITAL
STOCK	14
	Section 8.01.
Certificates of Stock:	14
	Section 8.02.  Transfer
of Capital Stock:	15
	Section 8.03.  Transfer
Agents and Registrars:	15
	Section 8.04.  Transfer
Regulations:	15

		     Page

	Section 8.05.  Fixing of
Record Date:	16
	Section 8.06.  Lost
Stolen or Destroyed
Certificates:	16
ARTICLE IX	FISCAL YEAR,
ACCOUNTANT	16
	Section 9.01.  Fiscal
Year:	15
	Section 9.02.
Accountant:	15
ARTICLE X	INDEMNIFICATION
AND
INSURANCE	16
	Section 10.01.
Indemnification of
Officers, Directors,
Employees
		          and
Agents:	17
	Section 10.02.
Insurance of Officers,
Directors, Employees and
Agents:	17
	Section 10.03.
Amendment:	17

ARTICLE XI	AMENDMENTS	17
	Section 11.01.  General:
	17
	Section 11.02.  By
Stockholders Only:	17




ARTICLE I
NAME OF CORPORATION, LOCATION
OF OFFICES
AND SEAL

	Section 1.01.  Name:
	The name of the
Corporation is PaineWebber RMA
Money Fund, Inc.
	Section 1.02.  Principal
Offices:
	The principal office of
the Corporation in the State
of Maryland shall be located
in the City of Baltimore.  The
Corporation shall also
maintain a principal office in
the City
of New York, New York.  The
Corporation may establish
and maintain such other
offices and places of business
as the
board of directors may, from
time to time, determine.
	Section 1.03.  Seal
	The corporate seal of
the Corporation shall be
circular in form and shall
bear the name of the
Corporation,
the year of its incorporation,
and the words "Corporate
Seal, Maryland."  The form of
the seal shall be subject to
alteration by the board of
directors and the seal may be
used
by causing it or a facsimile
to be impressed or affixed or
printed or otherwise
reproduced.  Any officer or
director of
the Corporation shall have
authority to affix the
corporate
seal of the Corporation to any
document requiring the same.
ARTICLE II
STOCKHOLDERS
	Section 2.01.  Annual
Meetings:
	There shall be no
stockholder meetings for the
election of directors and the
transaction of other proper
business except as required by
law or as hereinafter
provided.
	Section 2.02.  Special
Meetings:
	Special meetings of the
stockholders may be called
at any time by the chairman of
the board, the president or by
any vice president, or by a
majority of the board of
directors.  Special meetings
of the stockholders shall be
called by the secretary upon
the written request of the
holders of shares entitled to
not less than 25% of all the
votes entitled to be cast at
such meeting, provided that
(a)
such request shall state the
purposes of such meeting and
the matters proposed to be
acted on, and (b) the
stockholders requesting such
meeting shall have paid to the
Corporation the reasonably
estimated cost of preparing
and
mailing the notice thereof,
which the secretary shall
determine and specify to such
stockholders.  No special
meeting shall be called upon
the request of the
stockholders
to consider any matter which
is substantially the same as a
matter voted upon at any
special meeting of the
stockholders held during the
preceding twelve months,
unless requested by holders of
a majority of all shares
entitled to be voted at  such
meeting.
	Section 2.03.  Place of
Meetings:
	All stockholders'
meetings shall be held at 1285
Avenue of the Americas, New
York, New York, except that
the board of directors may fix
a different place of meeting,
within the United States,
which shall be specified in
each
notice or waiver of notice of
the meeting.
	Section 2.04.  Notice of
Meetings:
	The secretary or an
assistant secretary shall
cause
notice of the place, date and
hour, and, in the case of a
special meeting, the purpose
or purposes for which the
meeting is called, to be
mailed, postage prepaid, not
less
than 10 nor more than 90 days
before the date of the
meeting, to each stockholder
entitled to vote at such
meeting, at his address as it
appears on the records of the
Corporation at the time of
such mailing.  Notice shall be
deemed to be given when
deposited in the United States
mail addressed to the
stockholders as aforesaid.
Notice of
any stockholders' meeting need
not be given to any
stockholder who shall sign a
written waiver of such notice
whether before or after the
time of such meeting, which
waiver shall be filed with the
record of such meeting, or to
any stockholder who shall
attend such meeting in person
or
by proxy.  Notice of
adjournment of a stockholders'
meeting
to another time or place need
not be given, if such time and
place are announced at the
meeting.  Irregularities in
the
notice of any meeting to, or
the nonreceipt of any such
notice by, any of the
stockholders shall not
invalidate any
action otherwise properly
taken by or at any such
meeting.
	Section 2.05.  Voting -
In General:
	At each stockholders'
meeting each stockholder shall
be entitled to one vote for
each share and a fractional
vote
for each fraction of a share
of stock of the Corporation
validly issued and outstanding
and standing in his name on
the books of the Corporation
on the record date fixed in
accordance with Section 8.05
of Article VIII hereof, either
in person or by proxy
appointed by instrument in
writing
subscribed by such stockholder
or his or her duly authorized
attorney, except that no
shares held by the Corporation
shall
be entitled to a vote.  Except
as otherwise specifically
provided in the Articles of
Incorporation, these By-Laws
or
the Investment Company Act of
1940, as amended, all
matters shall be decided by a
vote of the majority of the
shares of stock of the
Corporation outstanding and
entitled
to vote, validly cast at a
meeting at which a quorum is
present.  The vote upon any
question shall be by ballot
whenever requested by any
person entitled to vote, but,
unless such a request is made,
voting may be conducted in
any way approved by the
meeting.  At any meeting at
which
there is an election of
directors, the chairman of the
meeting
may, and upon the request of
the holders of ten percent of
the stock entitled to vote at
such election shall, appoint
two
inspectors of election who
shall first subscribe an oath
or
affirmation to execute
faithfully the duties of
inspectors at
such election with strict
impartiality and according to
the
best of their ability, and
shall, after the election,
make a
certificate of the result of
the vote taken.  No candidate
for
the office of director shall
be appointed to an inspector.
	Section 2.06.
Stockholders Entitled to Vote:
	If, pursuant to Section
8.05 hereof, a record date
has been fixed for the
determination of stockholders
entitled
to notice of or to vote at any
stockholders' meeting, each
stockholder of the Corporation
shall be entitled to vote, in
person or by proxy, each share
of stock and fraction of a
share of stock standing in his
name on the books of the
Corporation on such record
date and outstanding at the
time
of the meeting.  If no record
date has been fixed, the
record
date for the determination of
stockholders entitled to
notice
of or to vote at a meeting of
stockholders shall be the
later
of the close of business on
the day on which the notice of
the meeting is mailed or the
thirtieth day before the
meeting;
or, if notice is waived by all
stockholders, at the close of
business on the tenth day next
preceding the day on which
the meeting is held.
	Section 2.07.  Voting -
Proxies:
	The right to vote by
proxy shall exist only if the
proxy is authorized to act by
(1) a written instrument,
dated
not more than eleven months
prior to the meeting and
executed either by the
stockholder or by his or her
duly
authorized attorney in fact
(who may be so authorized by a
writing or by any non-written
means permitted by the laws
of the State of Maryland) or
(2) such electronic,
telephonic,
computerized or other
alternative means as may be
approved by a resolution
adopted by the Directors.
Proxies
shall be delivered to the
secretary of the Corporation
or
person acting as secretary of
the meeting before being
voted, who shall decide all
questions concerning
qualification of voters, the
validity of proxies, and the
acceptance or rejection of
votes.  If inspectors of
election
have been appointed by the
chairman of the meeting, such
inspectors shall decide all
such questions.  A proxy with
respect to stock held in the
name of two or more persons
shall be valid if executed by
one of them unless at or prior
to
exercise of such proxy the
Corporation receives from any
one of them a specific written
notice to the contrary and a
copy of the instrument or
order that so provides.  A
proxy
purporting to be executed by
or on behalf of a stockholder
shall be deemed valid unless
challenged at or prior to its
exercise.
	Section 2.08.  Quorum:
	The presence at any
stockholders' meeting, in
person
or by proxy, of stockholders
entitled to cast a majority of
the votes thereat shall be
necessary and sufficient to
constitute a quorum for the
transaction of business.
	Section 2.09.  Absence
of Quorum:
	In the absence of a
quorum, the holders of a
majority of the shares
entitled to vote at the
meeting and
present in person or by proxy,
or, if no stockholder entitled
to vote is present in person
or by proxy, any officer
present
entitled to preside or act as
secretary of such meeting, may
adjourn the meeting without
determining the date of the
new meeting or, from time to
time, without further notice
to
a date not more than 120 days
after the original record
date.
Any business that might have
been transacted at the meeting
originally called may be
transacted at any such
adjourned
meeting at which a quorum is
present.
	Section 2.10.  Stock
Ledger and List of
Stockholders:
	It shall be the duty of
the secretary or assistant
secretary of the Corporation
to cause an original or
duplicate stock ledger to be
maintained at the office of
the
Corporation's transfer agent.
Such stock ledger may be in
written form or any other form
capable of being converted
into written form within a
reasonable time for visual
inspection.  Any one or more
persons, each of whom has
been a stockholder of record
of the Corporation for more
than six months next preceding
such request, who owns in
the aggregate 5% or more of
the outstanding capital stock
of the Corporation, may submit
(unless the Corporation at
the time of the request
maintains a duplicate stock
ledger at
its principal office in
Maryland) a written request to
any
officer of the Corporation or
its resident agent in Maryland
for a list of the stockholders
of the Corporation.  Within 20
days after such a request,
there shall be prepared and
filed at
the Corporation's principal
office in Maryland a list
containing the names and
addresses of all stockholders
of
the Corporation and the number
of shares of each class held
by each stockholder, certified
as correct by an officer of
the
Corporation, by its stock
transfer agent, or by its
registrar.
	Section 2.11.  Action
Without Meeting:
	Any action to be taken
by stockholders may be taken
without a meeting if all
stockholders entitled to vote
on the
matter consent to the action
in writing and the written
consents are filed with the
records of the meetings of
stockholders.  Such consent
shall be treated for all
purposes
as a vote at a meeting.
ARTICLE III
BOARD OF DIRECTORS
	Section 3.01.  Number
and Term of Office:
	The board of directors
shall consist of nine
directors,
which number may be increased
or decreased by a
resolution of a majority of
the entire board of directors,
provided that the number of
directors shall not be less
than
three or more than fifteen.
Each director (whenever re-
elected) shall hold office
until his successor is elected
and
qualified or until his earlier
death, resignation or removal.
	Section 3.02.
Qualification of Directors:
	Except for the initial
board of directors, at least
one
of the members of the board of
directors shall be a person
who is not an interested
person of the Corporation, as
defined in the Investment
Company Act of 1940, as
amended.  All other directors
may be interested persons of
the Corporation if the
requirements of Section 10(d)
of the
Investment Company Act of
1940, as amended, are met by
the Corporation and its
investment adviser.  Directors
need
not be stockholders of the
Corporation.  All acts done by
any meeting of the directors
or by any person acting as a
director, so long as his
successor shall not have been
duly
elected or appointed, shall,
notwithstanding that it be
afterwards discovered that
there was some defect in the
election of the directors or
of such person acting as
aforesaid or that they or any
of them were disqualified, be
as
valid as if the directors or
such other person, as the case
may be, had been duly elected
and were or was qualified to
be directors or a director of
the Corporation.
	Section 3.03.  Election
of Directors:
	Initially the directors
of the Corporation shall be
those persons named as such in
the Articles of
Incorporation. Thereafter,
except as otherwise provided
in
Section 3.04 and 3.05 hereof,
the directors shall be elected
at the an annual stockholders?
meeting.  In the event that
the
directors are not elected at
the annual stockholders?
meeting, then directors may be
elected at a special
stockholders? meeting.  A
plurality of all the votes
cast at a
meeting at which a quorum is
present in person or by proxy
is sufficient to elect a
director.
	Section 3.04.  Removal
of Directors:
	At any stockholders'
meeting duly called, provided
a
quorum is present, any
director may be removed
(either
with or without cause) by the
vote of the holders of a
majority of the shares
represented at the meeting,
and at the
same meeting a duly qualified
person may be elected in his
stead by a majority of the
votes validly cast.
	Section 3.05.  Vacancies
and Newly Created
Directorships:
	If any vacancies shall
occur in the board of
directors
by reason of death,
resignation, removal or
otherwise, or if
the authorized number of
directors shall be increased,
the
directors then in office shall
continue to act, and such
vacancies (if not previously
filled by the stockholders)
may
be filled by a majority of the
directors then in office,
although less than a quorum,
except that a newly created
directorship may be filled
only by a majority vote of the
entire board of directors,
provided that in either case
immediately after filling such
vacancy, at least two-thirds
of
the directors then holding
office shall have been elected
to
such office by the
stockholders of the
Corporation.  In the
event that at any time, other
than the time preceding the
first
stockholders' meeting, less
than a majority of the
directors
of the Corporation holding
office at that time were so
elected by the stockholders, a
meeting of the stockholders
shall be held promptly and in
any event within 60 days for
the purpose of electing
directors to fill any existing
vacancies in the board of
directors unless the
Securities and
Exchange Commission shall by
order extend such period.
	Section 3.06.  General
Powers:
	The property, affairs
and business of the
Corporation shall be managed
by or under the direction of
the board of directors, which
may exercise all the powers of
the Corporation except those
powers vested solely in the
stockholders of the
Corporation by statute, by the
Articles
of Incorporation or by these
By-Laws.
	Section 3.07.  Power to
Issue and Sell Stock:
	The board of directors
may from time to time issue
and sell or cause to be issued
and sold any of the
Corporation's authorized
shares to such persons and for
such consideration as the
board of directors shall deem
advisable, subject to the
provisions of Article SEVENTH
of
the Articles of Incorporation.
	Section 3.08.  Power to
Declare Dividends:
	(a)	The board of
directors, from time to time
as
it may deem advisable, may
declare and pay dividends in
stock, cash or other property
of the Corporation, out of any
source available for
dividends, to the stockholders
according to their respective
rights and interests in
accordance with the applicable
provisions of the Article
FIFTH of the Articles of
Incorporation.
	(b)	The board of
directors may prescribe from
time to time that dividends
declared may be payable at the
election of any of the
stockholders (exercisable
before of
after the declaration of the
dividend), either in cash or
in
shares of the Corporation,
provided that the sum of the
cash
dividend actually paid to any
stockholder and the asset
value
of the shares received
(determined as of such time as
the
board of directors shall have
prescribed, pursuant to
Section
1.02 or Article SEVENTH of the
Articles of Incorporation,
with respect to shares sold on
the date of such election)
shall not exceed the full
amount of cash to which the
stockholder would be entitled
if he elected to receive only
cash.
	(c)	The board of
directors shall cause to be
accompanied by a written
statement any dividend payment
wholly or partly from any
source other than:
	(i)	the Corporation's
accumulated undistributed
net income (determined in
accordance with
good accounting practice and
the rules and
regulations of the Securities
and Exchange
Commission then in effect) and
not including
profits or losses realized
upon the sale of
securities or other
properties; or
	(ii)	the Corporation's
net income so determined
for the current or preceding
fiscal year.  Such
statement shall adequately
disclose the
source or sources of such
payment and the
basis of calculation, and
shall be in such form
as the Securities and Exchange
Commission
may prescribe.
	Section 3.09.  Annual
and Regular Meetings:
	The annual meeting of
the board of directors for
choosing officers and
transacting other proper
business shall
be held at such time and place
as the board may determine.
The board of directors from
time to time may provide by
resolution for the holding of
regular meetings and fix their
time and place within or
outside the State of Maryland.
Except as otherwise provided
under the Investment
Company Act of 1940, as
amended, notice of such annual
and regular meetings need not
be given, provided that
notice of any change in the
time or place of such meetings
shall be sent promptly to each
director not present at the
meeting at which such change
was made in the manner
provided for notice of special
meetings.  Except as
otherwise provided under the
Investment Company Act of
1940, as amended, members of
the board of directors or any
committee designated thereby
may participate in a meeting
of such board or committee by
means of a conference
telephone or similar
communications equipment by
means of
which all persons
participating in the meeting
can hear each
other at the same time, and
participation by such means
shall constitute presence in
person at a meeting.
	Section 3.10.  Special
Meetings:
	Special meetings of the
board of directors shall be
held whenever called by the
chairman of the board, the
president (or, in the absence
or disability of the
president, by
any vice president), the
treasurer, or two or more
directors,
at the time and place within
or outside the State of
Maryland specified in the
respective notices or waivers
of
notice of such meetings.
	Section 3.11.  Notice:
	Notice of any special
meetings, stating the time and
place, shall be mailed to each
director at his residence or
regular place of business at
least three days before the
day
on which the special meeting
is to be held or caused to be
delivered to him personally or
to be transmitted to him by
telegraph, cable or wireless
at least one day before the
meeting.
	Section 3.12.  Waiver of
Notice:
	No notice of any meeting
need be given to any
director who attends such
meeting in person or to any
director who waives notice of
such meeting in writing
(which waiver shall be filed
with the records of such
meeting), whether before or
after the time of the meeting.
	Section 3.13.  Quorum
and Voting:
	At all meetings of the
board of directors the
presence of one-half or more
of the number of directors
then in office shall
constitute a quorum for the
transaction
of business, provided that
there shall be present no
fewer
than two directors.  In the
absence of a quorum, a
majority
of the directors present may
adjourn the meeting, from time
to time, until a quorum shall
be present.  The action of a
majority of the directors
present at a meeting at which
a
quorum is present shall be the
action of the board of
directors unless the
concurrence of a greater
proportion is
required for such action by
law, by the Articles of
Incorporation or by these By-
Laws.
	Section 3.14.
Compensation:
	Each director may
receive such remuneration for
his
services as shall be fixed
from time to time by
resolution of
the board of directors.
	Section 3.15.  Action
Without a Meeting:
	Except as otherwise
provided under the Investment
Company Act of 1940, as
amended, any action required
or
permitted to be taken at any
meeting of the board of
directors or any committee
thereof may be taken without a
meeting if a written consent
to such action is signed by
all
members of the board or of
such committee, as the case
may be, and such written
consents are filed with the
minutes
of proceedings of the board or
committee.
ARTICLE IV
EXECUTIVE COMMITTEE AND OTHER
COMMITTEES
	Section 4.01.  How
Constituted:
	By resolution adopted by
the board of directors, the
board may designate one or
more committees, including an
executive committee, each
consisting of at least two
directors.  Each member of a
committee shall be a director
and shall hold office during
the pleasure of the board.
The
board of directors shall have
the power at any time to
change the members of such
committees and to fill
vacancies in the committees.
The chairman of the board, if
any, shall be a member of the
executive committee.
	Section 4.02.  Powers of
the Executive Committee:
	Unless otherwise
provided by resolution of the
board of directors, when the
board of directors is not in
session the executive
committee shall have and may
exercise
all powers of the board of
directors in the management of
the business and affairs of
the Corporation that may
lawfully
be exercised by an executive
committee, except the power
to declare a dividend, to
authorize the issuance of
stock, to
recommend to stockholders any
matter requiring
stockholders' approval, to
amend the By-Laws, approve any
merger or share exchange which
does not require
shareholder approval or
approve or terminate any
contract
with the investment adviser or
principal underwriter, as
those terms are defined in the
Investment Company Act of
1940, as amended, or to take
any other action required by
the Investment Company Act of
1940, as amended, to be
taken by the board of
directors.
	Section 4.03.  Powers of
Other Committees of the
Board of Directors:
	To the extent provided
by resolution of the board,
other committees of the board
of directors shall have an
may exercise any of the powers
that may lawfully be granted
to the executive committee.
	Section 4.04.
Proceedings, Quorum and Manner
of
Acting:
	In the absence of an
appropriate resolution of the
board of directors, each
committee may adopt such rules
and regulations governing its
proceedings, quorum and
manner of acting as it shall
deem proper and desirable,
provided that the quorum shall
not be less than two
directors.  In the absence of
any member of any such
committee, the members thereof
present at any meeting,
whether or not they constitute
a quorum, may appoint a
member of the board of
directors to act in the place
of such
absent member.
	Section 4.05.  Other
Committees:
	The board of directors
may appoint other
committees, each consisting of
one or more persons, who
need not be directors.  Each
such committee shall have such
powers and perform such duties
as may be assigned to it
from time to time by the board
of directors, but shall not
exercise any power which may
lawfully be exercised only by
the board of directors or a
committee thereof.
ARTICLE V
OFFICERS
	Section 5.01.  Officers:
	The officers of the
Corporation shall be a
president,
a secretary and a treasurer,
and may include one or more
vice presidents, assistant
secretaries or assistant
treasurers,
and such other officers as may
be appointed in accordance
with the provisions of Section
5.11 hereof.  The board of
directors may elect, but shall
not be required to elect, a
chairman of the board.
	Section 5.02.  Election,
Term of Office and
Qualifications:
	The officers of the
Corporation (except those
appointed pursuant to Section
5.11 hereof) shall be chosen
by the board of directors at
its first meeting or such
subsequent meetings as shall
be held prior to its first
annual
meeting, and thereafter
annually at its annual
meeting.  If
any officers are not chosen at
any annual meeting, such
officers may be chosen at any
subsequent regular or special
meeting of the board.  Except
as provided in Sections 5.03,
5.04 and 5.05 hereof, each
officer elected by the board
of
directors shall hold office
until the next annual meeting
of
the board of directors and
until his successor shall have
been
chosen and qualified.  Any
person may hold one or more
offices of the Corporation
except that the president may
not
hold the office of vice
president and provided further
that a
person who holds more than one
office may not act in more
than one capacity to execute,
acknowledge or verify an
instrument required by law to
be executed, acknowledged
or verified by more than one
officer.  The chairman of the
board shall be chosen from
among the directors of the
Corporation and may hold such
office only so long as he
continues to be a director.
No other officer need be a
director.
	Section 5.03.
Resignation:
	Any officer may resign
his or her office at any time
by delivering a written
resignation to the board of
directors,
the president, the secretary,
or any assistant secretary.
Unless otherwise specified
therein, such resignation
shall
take effect upon delivery.
	Section 5.04.  Removal:
	Any officer may be
removed from office whenever
in
the board's judgment the best
interest of the Corporation
will be served thereby, by the
vote of a majority of the
board of directors given at
the regular meeting or any
special meeting called for
such purpose.  In addition,
any
officer or agent appointed in
accordance with the provisions
of Section 5.11 hereof may be
removed, either with or
without cause, by any officer
upon whom such power of
removal shall have been
conferred by the board of
directors.
	Section 5.05.  Vacancies
and Newly Created
Offices:
	If any vacancy shall
occur in any office by reason
of
death, resignation, removal,
disqualification or other
cause,
or if any new office shall be
created, such vacancies or
newly created offices may be
filled by the board of
directors
at any regular or special
meeting or, in the case of any
office
created pursuant to Section
5.11 hereof, by any officer
upon
whom such power shall have
been conferred by the board of
directors.
	Section 5.06.  Chairman
of the Board:
	The chairman of the
board, if there be such an
officer, shall be the senior
officer of the Corporation,
shall
preside at all stockholders?
meetings and at all meetings
of
the board of directors and
shall be ex officio a member
of all
committees of the board of
directors.  He shall have such
other powers and perform such
other duties as may be
assigned to him from time to
time by the board of
directors.
	Section 5.07.
President:
	The president shall be
the chief executive officer of
the Corporation and, in the
absence of the chairman of the
board or if no chairman of the
board has been chosen, he
shall preside at all
stockholders' meetings and at
all meetings
of the board of directors and
shall in general exercise the
powers and perform the duties
of the chairman of the board.
 Subject to the supervision of
the board of directors, he
shall
have general charge of the
business, affairs and property
of
the Corporation and general
supervision over its officers,
employees and agents.  Except
as the board of directors
may otherwise order, he may
sign in the name and on behalf
of the Corporation all deeds,
bonds, contracts or
agreements.  He shall exercise
such other powers and
perform such duties as from
time to time may be assigned
to
him by the board of directors.
	Section 5.08.  Vice
President:
	The board of directors
may from time to time
designate and elect one or
more vice presidents who shall
have such powers and perform
such duties as from time to
time may be assigned to them
by the board of directors or
the president.  At the request
or in the absence or
disability
of the president, the vice
president (or, if there are
two or
more vice presidents, the then
senior of the vice presidents
present and able to act) may
perform all the duties of the
president and, when so acting,
shall have all the powers of
and be subject to all the
restrictions upon the
president.
	Section 5.09.  Treasurer
and Assistant Treasurers:
	The treasurer shall be
the principal financial and
accounting officer of the
Corporation and shall have
general
charge of the finances and
books of account of the
Corporation.  Except as
otherwise provided by the
board of
directors, he shall have
general supervision of the
funds and
property of the Corporation
and of the performance by the
custodian of its duties with
respect thereto.  He shall
render
to the board of directors,
whenever directed by the
board,
an account of the financial
condition of the Corporation
and
of all his transactions as
treasurer; and as soon as
possible
after the close of each
financial year he shall make
and
submit to the board of
directors a like report for
such
financial year.  He shall
cause to be prepared annually
a full
and correct statement of the
affairs of the Corporation,
including a balance sheet and
a financial statement of
operations for the preceding
fiscal year, which shall be
submitted at the annual
meeting of stockholders and
filed
within 20 days thereafter at
the principal office of the
Corporation in the State of
Maryland.  He shall perform
all
the acts incidental to the
office of treasurer, subject
to the
control of the board of
directors.
	Any assistant treasurer
may perform such duties of
the treasurer as the treasurer
or the board of directors may
assign, and, in the absence of
the treasurer, may perform all
the duties of the treasurer.
	Section 5.10.  Secretary
and Assistant Secretaries:
	The secretary shall
attend to the giving and
serving
of all notices of the
Corporation and shall record
all
proceedings of the meetings of
the stockholders and
directors in the books to be
kept for that purpose.  He
shall
keep in safe custody the seal
of the Corporation, and shall
have charge of the records of
the Corporation, including the
stock books and such other
books and papers as the board
of directors may direct and
such books, reports,
certificates
and other documents required
by law to be kept, all of
which shall at all reasonable
times be open to inspection by
any director.  He shall
perform such other duties as
appertain to his office or as
may be required by the board
of
directors.
	Any assistant secretary
may perform such duties of
the secretary as the secretary
or the board of directors may
assign, and, in the absence of
the secretary, may perform all
the duties of the secretary.
	Section 5.11.
Subordinate Officers:
	The board of directors
from time to time may
appoint such other officers or
agents as it may deem
advisable, each of whom shall
have such title, hold office
for
such period, have such
authority and perform such
duties as
the board of directors may
determine.  The board of
directors from time to time
may delegate to one or more
officers or agents the power
to appoint any such
subordinate officers or agents
and to prescribe their
respective rights, terms of
office, authorities and
duties.
	Section 5.12.
Remuneration:
	The salaries or other
compensation of the officers
of
the Corporation shall be fixed
from time to time by
resolution of the board of
directors, except that the
board of
directors may by resolution
delegate to any person or
group
of persons the power to fix
the salaries or other
compensation of any
subordinate officers or agents
appointed in accordance with
the provisions of Section 5.11
hereof.
	Section 5.13.  Surety
Bonds:
	The board of directors
may require any officer or
agent of the Corporation to
execute a bond (including,
without limitation, any bond
required by the Investment
Company Act of 1940, as
amended, and the rules and
regulations of the Securities
and Exchange Commission
promulgated thereunder) to the
Corporation in such sum
and with such surety or
sureties as the board of
directors
may determine, conditioned
upon the faithful performance
of his duties to the
Corporation, including
responsibility for
negligence and for the
accounting of any of the
Corporation's property, funds
or securities that may come
into his or her hands.
ARTICLE VI
CUSTODY OF SECURITIES
	Section 6.01.
Employment of a Custodian:
	The Corporation shall
place and at all times
maintain
in the custody of a custodian
(including any sub-custodian
for the custodian) all funds,
securities and similar
investments owned by the
Corporation.  The custodian
(and
any sub-custodian) shall be a
bank having not less than
$2,000,000 aggregate capital,
surplus and undivided profits
and shall be appointed from
time to time by the board of
directors, which shall fix its
remuneration.
	Section 6.02.  Action
Upon Termination of
Custodian Agreement:
	Upon termination of a
custodian agreement or
inability of the custodian to
continue to serve, the board
of
directors shall promptly
appoint a successor custodian,
but
in the event that no successor
custodian can be found who
has the required
qualifications and is willing
to serve, the
board of directors shall call
as promptly as possible a
special
meeting of the stockholders to
determine whether the
Corporation shall function
without a custodian or shall
be
liquidated.  If so directed by
vote of the holders of a
majority of the outstanding
shares of  stock of the
Corporation, the custodian
shall deliver and pay over all
property of the Corporation
held by it as specified in
such
vote.
	Section 6.03.
Provisions of Custodian
Contract:
	The following provisions
shall apply to the
employment of a custodian and
to any contract entered into
with the custodian so
employed:
	The board of directors
shall cause to be delivered to
the custodian all securities
owned by 	the Corporation or
to
which it may become entitled,
and shall order the same to be
	delivered by the
custodian only in completion
of a
sale, exchange, transfer,
pledge, or 	other disposition
thereof, all as the board of
directors may generally or
from
time to time 	require or
approve or to a successor
custodian; and the board of
directors shall cause all
	funds
owned by the Corporation or to
which it may become
entitled to be paid to the
	custodian, and shall
order the
same disbursed only for
investment against delivery of
the
	securities acquired, or
in payment of expenses,
including management
compensation, and
	liabilities of
the Corporation, including
distributions to shareholders,
or
to a successor 	custodian.

	Section 6.04.  Other
Arrangements:
	The Corporation may make
such other arrangements
for the custody of its assets
(including deposit
arrangements) as may be
required by any applicable
law,
rule or regulation.
ARTICLE VII
EXECUTION OF INSTRUMENTS,
VOTING OF
SECURITIES
	Section 7.01.  General:
	Subject to the
provisions of Sections 5.07,
7.02 and
8.03 hereof, all deeds,
documents, transfers,
contracts,
agreements and other
instruments requiring
execution by the
Corporation shall be signed by
the president or a vice
president and by the treasurer
or secretary or an assistant
treasurer or an assistant
secretary, or as the board of
directors may otherwise, from
time to time, authorize.  Any
such authorization may be
general or confined to
specific
instances.
	Section 7.02.  Checks,
Notes, Drafts, Etc.:
	So long as the
Corporation shall employ a
custodian
to keep custody of the cash
and securities of the
Corporation, all checks and
drafts for the payment of
money
by the Corporation may be
signed in the name of the
Corporation by the custodian.
Except as otherwise
authorized by the board of
directors, all requisitions or
orders for the assignment of
securities standing in the
name
of the custodian or its
nominee, or for the execution
of
powers to transfer the same,
shall be signed in the name of
the Corporation by the
president or a vice president
and by
the treasurer or an assistant
treasurer.  Promissory notes,
checks or drafts payable to
the Corporation may be
endorsed only to the order of
the custodian or its nominee
and only by the treasurer or
president or a vice president
or
by such other person or
persons as shall be authorized
by
the board of directors.
	Section 7.03.  Voting of
Securities:
	Unless otherwise ordered
by the board of directors,
the president or any vice
president shall have full
power and
authority on behalf of the
Corporation to attend and to
act
and to vote, or in the name of
the Corporation to execute
proxies to vote, at any
meeting of stockholders of any
company in which the
Corporation may hold stock.
At any
such meeting such officer
shall possess and may exercise
(in
person or by proxy) any and
all rights, powers and
privileges incident to the
ownership of such stock.  The
board of directors may by
resolution from time to time
confer like powers upon any
other person or persons.
ARTICLE VIII
CAPITAL STOCK
	Section 8.01.
Certificate of Stock:
	(a)	No certificates
certifying the ownership of
shares shall be issued except
as the directors may otherwise
authorize.  In the event that
the directors authorize the
issuance of share
certificates, certificates of
stock shall be in
the form approved by the board
of directors, signed in the
name of the Corporation by the
president of any vice
president and by the treasurer
or any assistant treasurer or
the secretary or any assistant
secretary, sealed with the
seal
of the Corporation and
certifying the number and kind
of
shares owned by the
stockholder in the
Corporation.  Such
signatures and seal may be a
facsimile and may be
mechanically reproduced
thereon.  The certificates
containing such facsimiles
shall be valid for all intents
and
purposes.
	(b)	In case any
officer who shall have signed
any
such certificate, or whose
facsimile signature has been
placed thereon, shall cease to
be such officer (because of
death, resignation or
otherwise) before such
certificate is
issued, such certificates may
be issued an delivered by the
Corporation with the same
effect as if he were such
officer
at the date of issue.
	(c)	The number of each
certificate issued, the
name of the person owning the
shares represented thereby,
the number of such shares and
the date of issuance shall be
entered upon the stock ledger
of the Corporation at the time
of issuance.
	(d)	Every certificate
exchanged, surrendered for
redemption or otherwise
returned to the Corporation
shall
be marked ?Canceled? with the
date of cancellation.
	(e)	The directors may
at any time discontinue
the issuance of share
certificates and may, by
written notice
to each stockholder, require
the surrender of share
certificates to the
Corporation for cancellation.
Such
surrender and cancellation
shall not affect the ownership
of
shares the Corporation.
	Section 8.02.  Transfer
of Capital Stock:
	(a)	Transfers of
shares of the stock of the
Corporation shall be made on
the books of the Corporation
by the holder of record
thereof (in person or by his
attorney
thereunto duly authorized by a
power of attorney duly
executed in writing and filed
with the secretary of the
Corporation) (i) if a
certificate or certificates
have been
issued, upon the surrender of
the certificate or
certificates,
properly endorsed or
accompanied by proper
instruments of
transfer, representing such
shares, or (ii) as otherwise
prescribed by the board of
directors.
	(b)	The Corporation
shall be entitled to treat the
holder of record of any share
of stock as the absolute owner
thereof for all purposes, and
accordingly shall not be bound
to recognize any legal,
equitable or other claim or
interest in
such share on the part of any
other person, whether or not
it
shall have express or other
notice thereof, except as
otherwise expressly provided
by the statutes of the State
of
Maryland.
	Section 8.03.  Transfer
Agents and Registrars:
	The board of directors
may, from time to time,
appoint or remove transfer
agents or registrars of shares
of
stock of the Corporation, and
it may appoint the same
person as both transfer agent
and registrar.  Upon any such
appointment being made all
certificates representing
shares
of capital stock thereafter
issued shall be countersigned
by
one of such transfer agents or
by one of such registrars of
transfer or by both and shall
not be valid unless so
countersigned.  If the same
person shall be both transfer
agent and registrar, only one
countersignature by such
person shall be required.
	Section 8.04.  Transfer
Regulations:
	Except as provided in
Section II of Article
SEVENTH of the Articles of
Incorporation, the shares of
stock of the Corporation may
be freely transferred, subject
to the charging of customary
transfer fees, and the board
of
directors may, from time to
time, adopt rules and
regulations with reference to
the method of transfer of the
shares of stock of the
Corporation.
	Section 8.05.  Fixing of
Record Date:
	The board of directors
may fix in advance a date as a
record date for the
determination of the
stockholders
entitled to notice of or to
vote at any stockholders'
meeting
or any adjournment thereof, or
to express consent to
corporate action in writing
without a meeting, or to
receive
payment of any dividend or
other distribution or
allotment
of any rights, or to exercise
any rights in respect of any
change, conversion or exchange
of stock, or for the purpose
of any other lawful action;
provided that such record date
shall be a date not more than
90 days prior to the date on
which the particular action
requiring such determination
of
stockholders of record will be
taken, except that a meeting
of stockholders convened on
the date for which it was
called may be adjourned from
time to time without further
notice to a date not more than
120 days after the original
record date.  In the case of a
meeting of stockholders, the
record date shall be at least
ten days before the date of
the
meeting.
	Section 8.06.  Lost
Stolen or Destroyed
Certificates:
	Before issuing a new
certificate for stock of the
Corporation alleged to have
been lost, stolen or
destroyed,
the board of directors or any
officer authorized by the
board
may, in its discretion,
require the owner of the lost,
stolen
or destroyed certificate (or
his legal representative) to
give
the Corporation a bond or
other indemnity, in such form
and in such amount as the
board or any such officer may
direct and with such surety or
sureties as may be
satisfactory to the board or
any such officer, sufficient
to
indemnify the Corporation
against any claim that may be
made against it on account of
the alleged loss, theft or
destruction of any such
certificate or the issuance of
such
new certificate.
ARTICLE IX
FISCAL YEAR, ACCOUNTANT
	Section 9.01.  Fiscal
Year:
		The fiscal year of
the Corporation shall,
unless otherwise ordered by
the board of directors, be
twelve calendar months
beginning on the 1st day of
July
each year and ending on the
31st day of the following
June.
	Section 9.02.
Accountant:
	(a)	The Corporation
shall employ and
independent public accountant
or firm of independent public
accountants as its accountant
to examine the accounts of the
Corporation and to sign and
certify financial statements
filed
by the Corporation.  The
accountant?s certificates and
reports shall be addressed
both to the board of directors
and
to the stockholders.  The
employment of the accountant
shall be conditioned upon the
right of the Corporation to
terminate the employment
forthwith without any penalty
by
vote of a majority of the
outstanding voting securities
at any
stockholders? meeting called
for that purpose.
	(b)	A majority of the
members of the board of
directors who are not
interested persons (as such
term is
defined in the Investment
Company Act of 1940, as
amended) of the Corporation
shall select the accountant at
any meeting held within 90
days before or after the
beginning of the fiscal year
of the Corporation or before
the
annual stockholders? meeting
in that year.  Such selection
shall be submitted for
ratification or rejection at
the next
succeeding annual
stockholders? meeting.  If
such meeting
shall reject such selection,
the accountant shall be
selected
by majority vote of the
Corporation?s outstanding
voting
securities, either at the
meeting at which the rejection
occurred or at a subsequent
meeting of stockholders called
for the purpose of selecting
an accountant.
	(c)	Any vacancy
occurring between annual
meetings, due to the death or
resignation of the accountant,
may be filled by a majority
vote of the members of the
board
of directors who are not
interested persons.
ARTICLE X
INDEMNIFICATION AND INSURANCE
	Section 10.01.
Indemnification of Officers,
Directors, Employees and
Agents:
	The Corporation shall
indemnify its present and past
directors, officers, employees
and agents, and any persons
who are serving or have served
at the request of the
Corporation as a director,
officer, employee or agent of
another corporation,
partnership, joint venture,
trust, or
enterprise, to the full extent
provided and allowed by
Section 2-418 of the Annotated
Corporations and
Associations Code of Maryland
concerning corporations, as
amended from time to time or
any other applicable
provisions of law.
Notwithstanding anything
herein to the
contrary, no director,
officer, investment adviser or
principal
underwriter of the Corporation
shall be indemnified in
violation of Section 17(h) and
(i) of the Investment
Company Act of 1940, as
amended.
	Section 10.02.
Insurance of Officers,
Directors,
Employees and Agents:
	The Corporation may
purchase and maintain
insurance on behalf of any
person who is or was a
director,
officer, employee or agent of
the Corporation, or is or was
serving at the request of the
Corporation as a director,
officer, employee or agent of
another corporation,
partnership, joint venture,
trust or other enterprise
against
any liability asserted against
him and incurred by him in any
such capacity or arising out
of his status as such, whether
or
not the Corporation would have
the power to indemnify him
against such liability.
	Section10.03.
Amendment:
	No amendment, alteration
or repeal of this Article or
the adoption, alteration or
amendment of any other
provision of the Articles of
Incorporation or By-Laws
inconsistent with this
Article, shall adversely
affect any right
or protection of any person
under this Article with
respect
to any act or failure to act
which occurred prior to such
amendment, alteration, repeal
or adoption.
ARTICLE XI
AMENDMENTS
	Section 11.01.  General:
	Except as provided in
Section 11.02 hereof, all By-
Laws of the Corporation,
whether adopted by the board
of
directors or the stockholders,
shall be subject to
amendment, alteration or
repeal, and new By-Laws may be
made, by the affirmative vote
of a majority of either:
	(a)	the holders of
record of the outstanding
shares of stock of the
Corporation entitled to vote,
at any
annual or special meeting, the
notice or waiver of notice of
which shall have specified or
summarized the proposed
amendment, alteration, repeal
or new By-Law; or
	(b)	the directors, at
any regular or special
meeting the notice or waiver
of notice of which shall have
specified or summarized the
proposed amendment,
alteration, repeal or new By-
Law.
	Section 11.02.  By
Stockholders Only:
	(a)  No amendment of any
section of these By-Laws
shall be made except by the
stockholders of the
Corporation
if the By-Laws provide that
such section may not be
amended, altered or repealed
except by the stockholders.
	(b)  From and after the
issue of any shares of the
Capital Stock of the
Corporation, no amendment of
this
Article XI shall be made
except by the stockholders of
the
Corporation.

END OF BY-LAWS